Revenue	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenue
5. Revenue

	For the years ended,
	December 31, 2024	December 31, 2023	December 31, 2022
	$	$	$
Kellplant Proprietary Ltd	-	129,680	1,510,830
Kelltechnology SA Proprietary Ltd	-	684,407	1,344,039
Consulting and management fee from joint ventures	-	814,087	2,854,869
Other revenue	140,522	663,739	72,591
Total revenue	140,522	1,477,826	2,927,460
Revenue is attributable to hydromet consulting related to mineral beneficiation operations and technical and laboratory services provided by Simulus. Details of sales to the joint ventures are disclosed in Note 29.
Other revenue of $140,522 during the year ended December 31, 2024 ($663,739 during the year ended December 31, 2023), relates to services provided by Simulus to third party customers following its acquisition as disclosed in Note 1 and Note 28.